First Eagle Overseas Variable Fund

Schedule of Investments

September 30, 2023 (unaudited)

Investments	Shares	Value ($)
COMMON STOCKS - 81.8%

Australia - 0.3%
Newcrest Mining Ltd.	39,608	624,085

Belgium - 1.8%
Groupe Bruxelles Lambert NV	56,915	4,235,059

Brazil - 3.1%
Ambev SA, ADR	1,480,559	3,819,842
Itausa SA* (a)	13,253	23,861
Itausa SA (Preference)	953,005	1,715,828
Wheaton Precious Metals Corp.	44,123	1,789,188
		7,348,719
Canada - 7.7%
Agnico Eagle Mines Ltd.	13,301	604,408
Barrick Gold Corp.	100,721	1,465,491
Franco-Nevada Corp.	3,671	490,088
Imperial Oil Ltd.	152,191	9,374,047
Nutrien Ltd.	48,522	2,996,719
Power Corp. of Canada	122,656	3,122,727
		18,053,480
Chile - 1.0%
Cia Cervecerias Unidas SA, ADR	184,139	2,320,151

China - 2.7%
Alibaba Group Holding Ltd.*	269,368	2,920,538
Prosus NV*	113,315	3,338,943
		6,259,481
Faroe Islands - 0.3%
Bakkafrost P/F	15,712	800,889

France - 4.9%
Danone SA	93,650	5,165,524
Laurent-Perrier	11,570	1,461,770
Legrand SA	15,746	1,446,841
LVMH Moet Hennessy Louis
Vuitton SE	644	486,111
Sodexo SA	21,123	2,174,561
Wendel SE	8,556	676,307
		11,411,114
Germany - 2.0%
Brenntag SE	12,304	952,043
FUCHS SE (Preference)	45,128	1,749,349
Henkel AG & Co. KGaA (Preference)	28,133	2,003,337
		4,704,729
Hong Kong - 4.0%
CK Asset Holdings Ltd.	377,000	1,980,227
Great Eagle Holdings Ltd.	451,814	764,318
Guoco Group Ltd.	189,670	1,408,718
Hongkong Land Holdings Ltd.	309,500	1,103,772
Hysan Development Co. Ltd.	351,760	680,978
Jardine Matheson Holdings Ltd.	75,280	3,488,589
		9,426,602
Japan - 16.0%
As One Corp.	26,560	967,971
Chofu Seisakusho Co. Ltd.	37,785	529,314
Daiichikosho Co. Ltd.	112,660	1,828,048
FANUC Corp.	122,700	3,191,112
Hirose Electric Co. Ltd.	15,080	1,744,346
Hoshizaki Corp.	51,100	1,773,900
Kansai Paint Co. Ltd.	165,580	2,367,018
Keyence Corp.	1,400	517,756
Komatsu Ltd.	74,800	2,017,441
Mitsubishi Electric Corp.	221,300	2,734,044
Mitsubishi Estate Co. Ltd.	164,527	2,146,423
MS&AD Insurance Group Holdings, Inc.	90,800	3,322,764
Nagaileben Co. Ltd.	30,710	437,412
Nihon Kohden Corp.	47,200	1,165,209
Pilot Corp.	9,500	326,041
Secom Co. Ltd.	59,660	4,047,383
Shimano, Inc.	18,760	2,510,924
SK Kaken Co. Ltd.	8,190	374,864
SMC Corp.	4,160	1,864,771
Sompo Holdings, Inc.	58,500	2,507,122
T Hasegawa Co. Ltd.	37,500	764,208
USS Co. Ltd.	11,000	181,845
		37,319,916
Mexico - 3.0%
Fomento Economico Mexicano SAB de CV, ADR	52,149	5,692,063
Fresnillo plc	17,125	114,808
Grupo Mexico SAB de CV, Series B	133,413	631,487
Industrias Penoles SAB de CV*	49,167	579,622
		7,017,980
Netherlands - 3.1%
HAL Trust	4,548	535,581
Heineken Holding NV	17,460	1,315,807
Shell plc	167,195	5,382,489
		7,233,877
Norway - 0.9%
Orkla ASA	289,789	2,164,416

Singapore - 1.7%
Haw Par Corp. Ltd.	343,513	2,472,512
United Overseas Bank Ltd.	14,400	299,924
UOL Group Ltd.	269,700	1,261,541
		4,033,977
South Korea - 4.1%
Fursys, Inc.	17,207	367,246
Hyundai Mobis Co. Ltd.	10,112	1,799,717
KT&G Corp.	48,804	3,116,731
Lotte Corp.	7,654	144,087
Lotte Wellfood Co. Ltd.	1,736	140,311
NAVER Corp.	5,026	751,461
See Notes to Schedule of Invesments.	1	(Continued)

First Eagle Overseas Variable Fund

Schedule of Investments

September 30, 2023 (unaudited)

Investments	Shares	Value ($)
NongShim Co. Ltd.	3,998	1,398,828
Samsung Electronics Co. Ltd. (Preference)	46,477	1,872,394
		9,590,775
Sweden - 2.6%
Industrivarden AB, Class C	32,240	849,560
Investor AB, Class A	127,582	2,415,548
Investor AB, Class B	72,589	1,389,681
L E Lundbergforetagen AB, Class B	5,789	241,380
Svenska Handelsbanken AB, Class A	131,164	1,167,083
		6,063,252
Switzerland - 3.2%
Cie Financiere Richemont SA (Registered)	33,939	4,133,202
Schindler Holding AG	15,468	3,081,223
Schindler Holding AG (Registered)	1,173	225,695
		7,440,120
Taiwan - 1.5%
Taiwan Semiconductor
Manufacturing Co. Ltd., ADR	40,420	3,512,498

Thailand - 1.0%
Bangkok Bank PCL, NVDR	409,405	1,879,047
Thai Beverage PCL	1,036,092	435,493
		2,314,540
Turkey - 0.6%
AG Anadolu Grubu Holding A/S	186,883	1,475,240

United Kingdom - 9.3%
BAE Systems plc	255,276	3,102,074
Berkeley Group Holdings plc	48,222	2,408,186
Big Yellow Group plc, REIT	50,201	572,061
British American Tobacco plc	149,430	4,691,907
Great Portland Estates plc, REIT	94,947	484,000
Lloyds Banking Group plc	3,675,492	1,975,190
Reckitt Benckiser Group plc	48,830	3,443,528
Unilever plc	100,810	4,990,840
		21,667,786
United States - 7.0%
Haleon plc	527,755	2,187,592
Nestle SA (Registered)	24,169	2,735,835
Newmont Corp.	50,038	1,848,904
Royal Gold, Inc.	8,566	910,823
Sanofi	33,404	3,586,763
Willis Towers Watson plc	23,741	4,960,919
		16,230,836
TOTAL COMMON STOCKS
(Cost $153,532,071)		191,249,522

Investments	Ounces	Value ($)
COMMODITIES - 11.1%

Gold bullion*
(Cost $10,555,424)	14,044	25,963,352

Investments		Principal Amount ($)	Value ($)
FOREIGN GOVERNMENT SECURITIES - 2.0%

Indonesia - 0.2%
Republic of Indonesia
8.38%, 3/15/2024	IDR	6,025,000,000	393,467

Mexico - 0.8%
Mex Bonos Desarr Fix Rt
Series M, 8.00%, 12/7/2023	MXN	9,130,000	519,998
Series M, 10.00%, 12/5/2024	MXN	8,560,000	485,259
Series M, 5.75%, 3/5/2026	MXN	14,980,000	770,665
			1,775,922
Singapore - 0.6%
Republic of Singapore
1.25%, 11/1/2026	SGD	2,253,000	1,538,863

South Korea - 0.4%
Republic of Korea
1.25%, 3/10/2026	KRW	1,264,990,000	880,554

TOTAL FOREIGN GOVERNMENT SECURITIES
(Cost 4,662,663)			4,588,806

SHORT-TERM INVESTMENTS - 4.7%

COMMERCIAL PAPER - 4.5%
AES Corp. (The)
6.00%, 10/2/2023 (b)		474,000	473,762
Conagra Brands, Inc.
5.65%, 10/2/2023 (b)		326,000	325,846
Entergy Corp.
5.40%, 10/2/2023 (b)(c)		251,000	250,887
General Motors Financial Co., Inc.
5.45%, 10/2/2023 (b)(c)		1,799,000	1,798,178
Global Payments, Inc.
5.96%, 10/2/2023 (b)		887,000	886,557
Kreditanstalt fuer Wiederaufbau
5.28%, 10/16/2023 (b)(c)		2,000,000	1,995,096
Nestle Capital Corp.
5.24%, 11/7/2023 (b)(c)		2,000,000	1,988,723
Oglethorpe Power Corp.
5.50%, 10/2/2023 (b)		338,000	337,846
PSP Capital, Inc.
5.44%, 11/7/2023 (b)(c)		2,000,000	1,988,426
See Notes to Schedule of Invesments.	2	(Continued)

First Eagle Overseas Variable Fund

Schedule of Investments

September 30, 2023 (unaudited)

Investments	Principal Amount ($)	Value ($)
Walgreens Boots Alliance, Inc.
5.85%, 10/2/2023 (b)(c)	370,000	369,819
TOTAL COMMERCIAL PAPER
(Cost $10,418,356)		10,415,140
U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Bills
5.33%, 11/16/2023 (b)	250,000	248,346
5.34%, 12/14/2023 (b)	250,000	247,313
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $495,633)		495,659

Investments	Shares	Value ($)
INVESTMENT COMPANIES - 0.0% (d)
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.36% (e)(Cost $2,875)	2,875	2,875

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,916,864)		10,913,674

Total Investments - 99.6%
(Cost $179,667,022)		232,715,354
Other assets less liabilities - 0.4%		1,006,447
Net Assets - 100.0%		233,721,801

*	Non-income producing security.
(a)	Security fair valued as of September 30, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at September 30, 2023 amounted to $23,861, which represents approximately 0.01% of net assets of the Fund.
(b)	The rate shown was the current yield as of September 30, 2023.
(c)	Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at September 30, 2023 amounted to $8,391,129, which represents approximately 3.59% of net assets of the Fund.
(d)	Represents less than 0.05% of net assets.
(e)	Represents 7-day effective yield as of September 30, 2023.
See Notes to Schedule of Invesments.	3	(Continued)

First Eagle Overseas Variable Fund

Schedule of Investments

September 30, 2023 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of September 30, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,205,243	EUR	1,996,000	UBS AG	10/18/2023	$93,646
USD	1,071,158	JPY	146,151,000	UBS AG	10/18/2023	90,606
USD	2,243,724	EUR	1,996,000	Bank of New York Mellon	11/15/2023	129,531
USD	1,075,494	JPY	146,151,000	Bank of New York Mellon	11/15/2023	90,269
USD	1,762,585	EUR	1,606,000	Goldman Sachs	12/20/2023	58,193
USD	751,896	GBP	590,000	Goldman Sachs	12/20/2023	31,627
USD	883,404	JPY	126,265,000	Goldman Sachs	12/20/2023	27,169
USD	2,228,755	EUR	2,060,000	JPMorgan Chase Bank	1/24/2024	38,491
USD	570,409	GBP	457,000	JPMorgan Chase Bank	1/24/2024	12,359
USD	1,122,697	JPY	162,095,000	JPMorgan Chase Bank	1/24/2024	16,876
Net unrealized appreciation						$588,767

Abbreviations
ADR	American Depositary Receipt
EUR	Euro
Fix Rt	Fixed Rate
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NVDR	Non-Voting Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
USD	United States Dollar

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	1.3%
Automobile Components	0.8
Banks	3.0
Beverages	6.4
Broadline Retail	2.7
Chemicals	3.5
Commercial Services & Supplies	1.9
Commodities	11.1
Electrical Equipment	1.8
Electronic Equipment, Instruments & Components	0.9
Entertainment	0.8
Financial Services	4.4
Food Products	5.3
Foreign Government Securities	2.0
Health Care Equipment & Supplies	0.7
Health Care Providers & Services	0.4
Hotels, Restaurants & Leisure	1.0
Household Durables	1.2
See Notes to Schedule of Invesments.	4	(Continued)

First Eagle Overseas Variable Fund

Schedule of Investments

September 30, 2023 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Household Products	2.4%
Industrial Conglomerates	2.8
Insurance	5.9
Interactive Media & Services	0.3
Leisure Products	1.1
Machinery	5.3
Metals & Mining	4.0
Office REITs	0.2
Oil, Gas & Consumable Fuels	6.3
Personal Care Products	3.1
Pharmaceuticals	2.6
Real Estate Management & Development	3.3
Semiconductors & Semiconductor Equipment	1.5
Specialized REITs	0.3
Specialty Retail	0.1
Technology Hardware, Storage & Peripherals	0.8
Textiles, Apparel & Luxury Goods	2.0
Tobacco	3.3
Trading Companies & Distributors	0.4
Short-Term Investments	4.7
Total Investments	99.6%

See Notes to Schedule of Invesments.	5	(Continued)

First Eagle Overseas Variable Fund

Notes to Schedule of investments (unaudited)

Note 1 — Organization

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At September 30, 2023, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)	Investment Valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE, are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio.

When market prices are determined to be “stale” as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” as described below. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market value, especially during periods of higher market price volatility. The Board of Trustees (“Board”) of the Fund, and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value.

These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund are determined in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation and liquidity procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the “valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of September 30, 2023:

First Eagle Overseas Variable Fund

Description†	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks	$48,546,546	$142,702,976	(a)	$–	$191,249,522
Commodities *	–	25,963,352		–	25,963,352
Foreign Government Securities	–	4,588,806		–	4,588,806
Short-Term Investments	2,875	10,910,799		–	10,913,674
Forward Foreign Currency Exchange Contracts**	–	588,767		–	588,767
Total	$48,549,421	$184,754,700		$–	$233,304,121

(a)	The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 2(a) for additional details.
†	See Schedule of Investments for additional detailed categorizations.
*	Represents gold bullion.
**	Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

b)	Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. For the nine-month period ended September 30, 2023, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $267,793 and $8,519,325 respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties.

An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, generally prohibits open-end funds, including the Fund, from issuing or selling any “senior security”, except that the Fund may borrow from a bank if, immediately after such borrowing, there is “asset coverage” of at least 300%.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by the Adviser as a “derivatives risk manager”. The derivatives risk manager is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date hereof, the Fund is relying on the Limited Derivatives User Exception.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At September 30, 2023, the Fund had the following forward foreign currency exchange contracts grouped into risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value	Liability Derivative Fair Value	Net Realized Gains (losses)	Change in Appreciation (Depreciation)
Foreign currency	$588,767	$-	$(35,400)	$732,806

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of September 30, 2023:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$219,800	$–	$(219,800)	$–
Goldman Sachs	116,989	–	(110,000)	6,989
JPMorgan Chase Bank	67,726	–	(67,726)	–
UBS AG	184,252	–	(111,829)	72,423
Total	$588,767	$–	$(509,355)	$79,412

* The actual collateral received/pledged may be more than the amount reported due to over collateralization.

c)	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”), which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

d)	Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

e)	New Accounting Pronouncements — In June 2022, FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.